                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT                 February 7, 1995
REPORTED):

                           SAHARA GAMING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Nevada                    1-9481                88-0304348
    (STATE OR OTHER          (COMMISSION FILE        (I.R.S. EMPLOYER
    JURISDICTION OF               NUMBER)           IDENTIFICATION NO.)
     INCORPORATION)

2535 Las Vegas Blvd. South, Las Vegas, Nevada              89109
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (702) 737-2111

                             None
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                       Page 1 of 5 Pages
                                       Exhibit Index at Page 4
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ITEM 5.  OTHER EVENTS.

          In accordance with the terms of the agreement, Players International, Inc. ("Players") has terminated its agreement with Sahara Gaming Corporation ("Sahara") with respect to the sale by Sahara of an approximately 40-acre parcel of land located in the Las Vegas area.

          A copy of Sahara's press release dated February 7, 1995 relating to the termination of the agreement is filed as an Exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits
     --------

       99.1       February 7, 1995 Press Release.

                                       2
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SAHARA GAMING CORPORATION, a Nevada corporation


                              By:    /s/ Thomas K. Land
                                   ------------------------------
                              Name:  Thomas K. Land
                              Title: Senior Vice President
February 7, 1995

                                       3
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                                 EXHIBIT INDEX

                                                     Sequentially
Exhibit No.                 Description              Numbered Page
- -----------                 -----------              -------------
   99.1          February 7, 1995 Press Release            5





                                       4